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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2008 (June 13, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

On June 15, 2008, Butler Service Group and its affiliates, including Butler International, Inc., (“the Company”) entered into a Seventh Amendment to the Third Amended and Restated Credit Agreement (“Seventh Amendment”) with General Electric Capital Corporation (“GECC”). The Seventh Amendment provides, among other matters, for an extension of the Commitment Termination Date (as defined) from June 15, 2008 to July 1, 2008. The Company has negotiated, in principle, with GECC to extend the Third Amended and Restated Credit Agreement to August 2009 provided there are no assurances that the extension will be consummated.

The foregoing description of the Seventh Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the same filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

On June 13, 2008, the Company, entered into a Letter Agreement (“Letter Agreement”) regarding the Third Amendment to Second Lien Credit Agreement with Monroe Capital Management Advisors LLC. The Letter Agreement provides, among other matters, that Monroe will until July 1, 2008, or the date upon which a Forbearance Default (as defined) occurs, forbear from the exercise of any of its rights and remedies arising out of certain Events of Default (as defined).

The foregoing description of the Letter Agreement is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the Letter Agreement filed as Exhibit 10.2 hereto and incorporated herein in its entirety by this reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description
10.1

Seventh Amendment to the Third Amended and Restated Credit Agreement dated as of June 15, 2008, by and among Butler Service Group, Inc., a New Jersey corporation, certain of its affiliates, and General Electric Capital Corporation in its individual capacity and as agent for the Lenders (“GECC”).

10.2

Letter Agreement, dated as of June 13, 2008, by and among Butler Service Group, Inc., a New Jersey corporation, and Monroe, in its individual capacity and as agent for the Lenders, Garrison Funding-2008-1 LTD., and Mc Funding Ltd.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2008	BUTLER INTERNATIONAL, INC.

By: /s/ Mark Koscinski
Mark Koscinski
Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1

Seventh Amendment to the Third Amended and Restated Credit Agreement dated as of June 15, 2008, by and among Butler Service Group, Inc., a New Jersey corporation, certain of its affiliates, and General Electric Capital Corporation in its individual capacity and as agent for the Lenders (“GECC”).

10.2

Letter Agreement, dated as of June 13, 2008, by and among Butler Service Group, Inc., a New Jersey corporation, and Monroe, in its individual capacity and as agent for the Lenders, Garrison Funding-2008-1 LTD., and Mc Funding Ltd.

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